UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: November 4, 2004



                               Simtek Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                           0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 4, 2004, Simtek Corporation (the "Company") issued a press release to report its financial results for the quarter and the nine-month period ended September 30, 2004, as well as to report certain production developments. A copy of the press release is furnished herewith as Exhibit 99.1.

     LIMITATION ON INCORPORATION BY REFERENCE. In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

     CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

             99.1 Press release of the Company, dated November 4, 2004, titled "Simtek Reports Third Quarter Results."













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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIMTEK CORPORATION


                                     By: /s/Douglas Mitchell
                                         --------------------------------------
                                         Douglas M. Mitchell
                                         Chief Executive Officer, President and
                                         Chief Financial Officer (acting)


November 4, 2004

























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


                                  EXHIBIT INDEX



 Exhibit Number        Description
 --------------        -----------

      99.1 Press release of the Company, dated November 4, 2004, titled "Simtek eports Third Quarter Results."






























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